SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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TRANSAMERICA SERIES TRUST

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRANSAMERICA SERIES TRUST

Transamerica JPMorgan Core Bond VP

Transamerica PIMCO Total Return VP

1801 California Street, Suite 5200

Denver, Colorado 80202

[August 2, 2022]

Dear Holder:

A special meeting of holders (the “Holders”) investing in Transamerica JPMorgan Core Bond VP and Transamerica PIMCO Total Return VP, (each, a “Portfolio” and collectively, the “Portfolios”), each a series of Transamerica Series Trust, through a variable life insurance policy or variable annuity contract, will be held as a virtual meeting on [October 5, 2022] at [10:00 a.m.] (Mountain Time) for Transamerica JPMorgan Core Bond VP, and on [October 5, 2022] at [11:00 a.m.] (Mountain Time) for Transamerica PIMCO Total Return VP. In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of your Portfolio has determined that the Portfolio’s special meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. The details on how to participate in the virtual special meetings are included in the enclosed joint proxy statement.

At the special meetings, you are being asked to vote on the following proposals, as applicable:

Approve a new sub-adviser for Transamerica JPMorgan Core Bond VP. Holders of Transamerica JPMorgan Core Bond VP are being asked to approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment manager.

Approve a new sub-adviser for Transamerica PIMCO Total Return VP. Holders of Transamerica PIMCO Total Return VP are being asked to approve a new sub-advisory agreement with AUIM.

We are seeking your approval of the applicable proposal(s) through the enclosed joint proxy statement, which we invite you to review closely.

Importantly, after careful consideration, the Board of Trustees of your Portfolio has considered the proposal for the Portfolio and has determined it is in the best interest of your Portfolio, and unanimously recommends that you vote “FOR” the proposal with respect to your Portfolio. However, before you vote, please read the full text of the proxy statement for an explanation of the proposal with respect to your Portfolio.

Holders of record of each Portfolio as of the close of business on June 17, 2022 are entitled to vote at the applicable special meeting and any adjournments or postponements thereof. Whether or not you plan to virtually attend the meeting and regardless of the size of the interest you hold, your vote is very important to us. By responding promptly, you will save the expense of additional follow-up mailings and solicitations. Please vote today.

Voting is quick and easy. You may vote by telephone, via the internet or by simply completing and signing the enclosed proxy card (your ballot) and mailing it in the accompanying postage-paid return envelope.

If you have any questions, please call Transamerica Series Trust at 1-800-851-9777.

Sincerely,

/s/ Marijn P. Smit
Chairman of the Board of Trustees, President and Chief Executive Officer

IMPORTANT INFORMATION FOR HOLDERS

Please read the full text of the enclosed joint proxy statement.

Below is a brief overview of the proposals to be voted on. Your vote is important.

QUESTIONS AND ANSWERS

Q.	Why am I receiving the joint proxy statement?

A.

As a holder (each, a “Holder”) who invests in Transamerica JPMorgan Core Bond VP and/or Transamerica PIMCO Total Return VP (each, a “Portfolio” and collectively, the “Portfolios”), each a series of Transamerica Series Trust (the “Trust”), through a variable annuity contract or variable life insurance policy, you are being asked to vote “FOR” the following proposal(s) as applicable to your Portfolio(s). Each proposal has been approved by the Board of Trustees of the Trust.

Proposal I: Approve a New Sub-Advisory Agreement for Transamerica JPMorgan Core Bond VP (“Transamerica Core Bond VP”): Holders are being asked to vote on a new sub-advisory agreement with a new sub-adviser, Aegon USA Investment Management, LLC (“AUIM”). Transamerica Asset Management, Inc. (“TAM”) serves as investment manager to Transamerica Core Bond VP, and AUIM is affiliated with TAM.

Proposal II: Approve a New Sub-Advisory Agreement for Transamerica PIMCO Total Return VP (“Transamerica Total Return VP”): Holders are being asked to vote on a new sub-advisory agreement with a new sub-adviser, AUIM. As noted above, AUIM is affiliated with TAM, who serves as investment manager to Transamerica Total Return VP.

AUIM would replace both J.P. Morgan Investment Management, Inc as the sub-adviser to Transamerica JPMorgan Core Bond VP and Pacific Investment Management Company LLC as the sub-adviser to Transamerica PIMCO Total Return VP.

Under the terms of TAM’s manager of managers exemptive order, TAM may not enter into a new sub-advisory agreement with an affiliated sub-adviser with respect to a Portfolio without such agreement being approved by the Holders of the Portfolio.

The implementation of a proposal is not contingent upon the approval of the other proposal.

Q.	Who is AUIM?

A.

AUIM, located at 6300 C Street SW, Cedar Rapids, IA 52499, has been a registered investment adviser since December 2001. AUIM, an affiliate of TAM, is a wholly owned, indirect subsidiary of Aegon N.V., a Netherlands corporation and publicly traded international insurance group. As of December 31, 2021, AUIM had approximately $135.9 billion in assets under management.

Q.	If Holders approve a new sub-advisory agreement with AUIM, what changes are anticipated in connection with the change in sub-adviser for each of the Portfolios?

In connection with the proposed appointment of AUIM as sub-adviser to each of Transamerica Core Bond VP and Transamerica Total Return VP, there would also be changes to each Portfolio’s name, investment objective, principal investment strategies, principal risks, and management and sub-advisory fee schedules, as noted below and further described in each proposal. These changes do not require approval by Holders.

Transamerica Core Bond VP. If the new sub-advisory agreement is approved with respect to Transamerica Core Bond VP, it is anticipated that the Portfolio would be renamed “[Transamerica Aegon Intermediate Bond VP].” The Portfolio would seek to achieve maximum total return. In pursuing the Portfolio’s investment objective, AUIM would, under normal circumstances, invest at least 80% of the Portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The Portfolio’s portfolio weighted average duration would typically range from 3 to 10 years. The Portfolio would invest up to 10% in high-yield debt securities (commonly referred to as “junk bonds”) and up to 10% in emerging market debt securities, but would invest no more than 15% of the Portfolio’s net assets in high yield debt securities and emerging market debt securities combined. In addition, AUIM, as sub-adviser, would be permitted to engage

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in certain investment strategies involving derivatives. If the change in sub-adviser is approved, the Portfolio would be subject to the following additional principal risks: Inflation risk, Focused Investing risk, Currency Hedging risk, Dollar Rolls risk, Emerging Markets risk, Hedging risk, High Yield Debt Securities risk, Inflation-Protected Securities risk, Loans risk, Municipal Securities risk, Repurchase Agreements risk, Sovereign Debt risk, To Be Announced Transactions risk and Yield risk.

Transamerica Total Return VP. If the new sub-advisory agreement is approved with respect to the Transamerica Total Return VP, it is anticipated that the Portfolio would be renamed “[Transamerica Aegon Bond VP].” The Portfolio would seek to provide high total return through a combination of current income and capital appreciation. In pursuing the Portfolio’s investment objective, AUIM would invest, under normal circumstances, at least 80% of the Portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. AUIM, as sub-adviser would normally invest at least 50% of the Portfolio’s net assets in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by AUIM; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. AUIM would have the ability to invest up to 50% of the Portfolio’s assets in high yield securities (commonly referred to as “junk bonds”). The Portfolio would have the ability to invest up to 20% of its net assets in equity securities. The Portfolio would have the ability to invest in securities of any maturity and would not have a target average duration. If the change in sub-adviser is approved, the Portfolio would be subject to the following additional principal risks: Inflation risk, Bank Obligations risk, Distressed or Defaulted Securities risk, Floating Rate Loans risk, Focused Investing risk, Hedging risk, Inflation-Protected Securities risk, Loans risk, Municipal Securities risk, Sustainability and Environmental, Social and Governance (“ESG”) Considerations risk, Warrants and Rights risk and Yield risk. The Portfolio would no longer be subject to the following principal risks: Reverse Repurchase Agreements risk and Short Sales risk.

As sub-adviser to each Portfolio, AUIM research analysts would also integrate environmental, social and/or governance (“ESG”) factors within their analytical process for credit, sovereign and structured issuers alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors with respect to an investment by the Portfolio. Consideration of ESG matters would not be determinative in AUIM’s investment process, and AUIM may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions.

Q.	Why am I being asked to vote on these proposals?

A.

You are being asked to vote as a Holder of one or both of the Portfolios. The enclosed joint proxy statement and proxy card identify the proposal(s) you are being asked to approve. Your Portfolio’s Board has approved the proposal, believes it is in Holders’ best interests and recommends you vote “FOR” the proposal with respect to your Portfolio.

Q.	Will my vote make a difference?

A.

Your vote is very important and can make a difference in the governance of your Portfolio, no matter the size of the interests you hold. Your vote can help ensure that the proposal recommended by your Portfolio’s Board can be implemented. We encourage all Holders to participate in the governance of their Portfolios.

Q.	Who is paying for the preparation, printing and mailing of the joint proxy statement and solicitation of proxies?

A.	The cost of preparing, printing and mailing the joint proxy statement and soliciting proxies will be borne by TAM and Aegon Asset Management (“AAM”), AUIM’s parent company, and not the Portfolios.

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions about the proposals or voting, please call Mediant Communications Inc., the Portfolios’ proxy solicitor, at 1-888-823-1460.

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Q.	How do I vote my interests?

A.

You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card, or by computer by going to the internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares or interests by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope.

You may also virtually attend the special meeting(s) and vote your interests. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

Q:	When and where will the special meetings be held?

A.

We intend to hold each Portfolio’s special meeting as a virtual meeting on [October 5, 2022], at 10:00 a.m. Mountain Time for Transamerica Core Bond VP, and at 11:00 a.m. Mountain Time for Transamerica Total Return VP. In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of each Portfolio has determined that the respective special meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. The details on how to participate in the virtual special meetings are included in this joint proxy statement.

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TRANSAMERICA SERIES TRUST

Transamerica JPMorgan Core Bond VP

Transamerica PIMCO Total Return VP

1801 California Street, Suite 5200

Denver, CO 80202

NOTICE OF SPECIAL MEETINGS OF HOLDERS

Scheduled to be Held Virtually on [October 5, 2022]

Please take notice that a special meeting of holders (the “Holders”) investing in one or more of Transamerica JPMorgan Core Bond VP and Transamerica PIMCO Total Return VP (each, a “Portfolio” and collectively, the “Portfolios”), each a series of Transamerica Series Trust (the “Trust”), through a variable life insurance policy or variable annuity contract, will be held as a virtual meeting on [October 5, 2022] at [10:00 a.m.] (Mountain Time) for Transamerica JPMorgan Core Bond VP, and on [October 5, 2022] at [11:00 a.m.] (Mountain Time) for Transamerica PIMCO Total Return VP (for each Portfolio a “Special Meeting” and collectively, the “Special Meetings”), to consider and vote on the following proposals:

I.

To approve a new sub-advisory agreement for Transamerica JPMorgan Core Bond VP. Holders of the Portfolio are being asked to approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of Transamerica Asset Management Inc. (“TAM”); and

II.	To approve a new sub-advisory agreement for Transamerica PIMCO Total Return VP. Holders of the Portfolio are being asked to approve a new sub-advisory agreement with AUIM; and

III.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

After careful consideration of each proposal, the Board of Trustees of the Trust approved Proposal I for Transamerica JPMorgan Core Bond VP and Proposal II for Transamerica PIMCO Total Return VP and recommends that Holders vote “FOR” the applicable proposal.

Holders of record of each Portfolio at the close of business on June 17, 2022 are entitled to notice of and to vote at the Portfolio’s respective Special Meeting and any adjournments or postponements thereof.

PLEASE NOTE: In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of each Portfolio has determined that the Portfolio’s Special Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. The details on how to participate in each virtual Special Meeting are included in this Joint Proxy Statement.

By Order of the Board,

/s/ Dennis P. Gallagher
Dennis P. Gallagher
Chief Legal Officer and Secretary

[August 2, 2022]

HOLDERS ARE INVITED TO ATTEND THE VIRTUAL SPECIAL MEETINGS. HOWEVER, YOU MAY VOTE PRIOR TO THE SPECIAL MEETINGS BY TELEPHONE, VIA THE INTERNET OR BY RETURNING YOUR COMPLETED PROXY CARD. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

The proxy materials will be available to review at: www.proxypush.com/TST. A paper or email copy of the proxy materials may be obtained, without charge, by contacting the Portfolios’ proxy solicitor, Mediant Communications Inc., at 1-888-823-1460.

YOU CAN HELP AVOID THE EXPENSE OF FURTHER PROXY SOLICITATION BY PROMPTLY VOTING YOUR SHARES OR INTERESTS USING ONE OF THREE CONVENIENT METHODS: (A) BY CALLING THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED PROXY CARD; (B) BY ACCESSING THE INTERNET WEBSITE AS DESCRIBED IN THE ENCLOSED PROXY CARD; OR (C) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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TRANSAMERICA SERIES TRUST

Transamerica JPMorgan Core Bond VP

Transamerica PIMCO Total Return VP

1801 California Street, Suite 5200

Denver, CO 80202

JOINT PROXY STATEMENT

Introduction

This joint proxy statement (“Joint Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” and each member of a Board, a “Board Member”) of Transamerica JPMorgan Core Bond VP (“Transamerica Core Bond VP”) and Transamerica PIMCO Total Return VP (“Transamerica Total Return VP”), each a series of Transamerica Series Trust (“Trust”) (each, a “Portfolio” and, collectively, the “Portfolios”). The proxies are being solicited for use at a special meeting of holders (the “Holders”) investing in each Portfolio to be held as a virtual meeting on [October 5, 2022], at [10:00 a.m.] (Mountain Time) for Transamerica Core Bond VP, and on [October 5, 2022], at [11:00 a.m.] (Mountain Time) for Transamerica Total Return VP (for each Portfolio, a “Special Meeting” and collectively, the “Special Meetings”), and at any and all adjournments or postponements of the Special Meetings. The Special Meetings will be held for the purposes set forth in the accompanying Notice of Special Meetings of Holders.

The Board of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), has determined that the use of this Joint Proxy Statement for each Portfolio’s Special Meeting is in the best interests of each Portfolio and its respective Holders in light of the similar matters being considered and voted on by the Holders with respect to each Portfolio. This Joint Proxy Statement and the accompanying materials are being first mailed by the Board to Holders of each Portfolio on or about [August 5, 2022].

PLEASE NOTE: The Special Meetings will be held virtually over the internet. To attend, vote, and submit any questions at the Special Meetings, please register at register.proxypush.com/TST.

The Trust is organized as a Delaware statutory trust. Transamerica Core Bond VP and Transamerica Total Return VP, each a series of the Trust, are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and to certain asset allocation portfolios. Though the only shareholders of Transamerica Core Bond VP and Transamerica Total Return VP are the insurance company separate accounts and the asset allocation portfolios. Holders are not shareholders of the Portfolios, but for ease of reference shareholders and Holders are sometimes collectively referred to in this Joint Proxy Statement as “Holders” or “shareholders,” and the shares or beneficial interests that they hold in the Portfolios are sometimes referred to as “interests.”

In certain cases, for ease of comprehension, the term “Portfolio” is used in this Joint Proxy Statement where it may be more precise to refer to the Trust of which each Portfolio is a series.

You are being asked to vote at the Special Meeting of each Portfolio in which you held interests as of the close of business on June 17, 2022 (the “Record Date”). Each Holder of record of a Portfolio at the close of business on the Record Date is entitled to one vote for each dollar of net asset value of the Portfolio represented by the Holder’s shares of the applicable Portfolio (with proportional fractional votes for fractional shares). The net assets and total number of shares of each Portfolio outstanding and the net asset value per share of each Portfolio at the close of business on the Record Date were as follows:

Transamerica Core Bond VP

Class	Net Assets ($)	Total Shares Outstanding	Net Asset Value Per Share
Initial	$123,427,995.99	10,932,260.24	$11.29
Service	$304,299,382.59	25,022,035.09	$12.16

Transamerica Total Return VP

Class	Net Assets ($)	Total Shares Outstanding	Net Asset Value Per Share
Initial	$872,925,931.06	90,069,294.32	$9.69
Service	$608,019,250.96	63,469,704.71	$9.58

The Portfolio(s) with respect to which your vote is being solicited is named on the proxy card included with this Joint Proxy Statement. If you have the right to vote with respect to more than one Portfolio as of the Record Date, you may receive more than one proxy card. Please sign, date and return each proxy card, or if you prefer to provide voting instructions by telephone or over the internet, please vote on the proposal with respect to each applicable Portfolio. If you vote by telephone or over the internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to a Portfolio’s Special Meeting will be voted at that Special Meeting. On the matters coming before each Special Meeting as to which a Holder has specified a choice on that Holder’s proxy, the Holder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposal, the shares will be voted “FOR” each such proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meetings.

Holders who execute proxies or provide voting instructions by telephone, mail, or the internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal at a Special Meeting by filing with the applicable Portfolio a written notice of revocation (addressed to the Secretary at the principal executive offices of the Portfolio at the address above), by delivering a duly executed proxy bearing a later date or by attending and voting at the applicable Special Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending a Special Meeting, however, will not revoke any previously executed proxy. If you hold your shares through a bank or other intermediary or if you are the holder of a variable annuity contract or variable life insurance policy (as discussed below), please consult your bank or intermediary or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of Holders of a Portfolio is required to take action at the Portfolio’s Special Meeting. For the purposes of taking action on Proposal I and Proposal II, Holders entitled to vote and present at the Special Meeting or by proxy representing at least thirty percent (30%) of the voting power of the respective Portfolio shall constitute a quorum at a Special Meeting.

Votes cast at each Special Meeting will be tabulated by the inspectors of election appointed for each Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meetings. The inspectors of election will treat abstentions as present for purposes of determining a quorum.

In the absence of a quorum, a Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the shares present at the Special Meeting or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of a Special Meeting. A vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

The approval of a proposal for a Portfolio requires the vote of a “majority of the outstanding voting securities” of the Portfolio within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present or represented by proxy at the Special Meeting if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding securities of the Portfolio.

The following table shows how Portfolio shares will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting
In General	All shares “present” at the meeting or by proxy are counted toward a quorum.	Shares “present” at the meeting will be voted at the meeting. Shares present by proxy will be voted in accordance with instructions.

Signed Proxy with No-Voting Instruction	Considered “present” at the meeting for purposes of quorum.	Voted “for” the proposal.

Shares	Quorum	Voting
Vote to Abstain	Considered “present” at the meeting for purposes of quorum.	Abstentions do not count as a vote “for” a proposal and have the same effect as a vote “against” a proposal.

Manner of Voting

Interests of the Portfolios are not offered directly to the public but are sold only to (1) insurance companies and their separate accounts as the underlying investment medium for Holders as owners of variable annuity contracts and variable life policies (collectively, the “Policies”), and (2) certain asset allocation portfolios that are series of the Trust (the “Asset Allocation Portfolios”). As such, Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company (“TFLIC”) (collectively, the “Insurance Companies”) and the Asset Allocation Portfolios are the only shareholders of the investment portfolios offered by the Trust. The Insurance Companies each offer the opportunity to invest in the Portfolios through their respective products.

The Insurance Companies will vote shares held by these separate accounts in a manner consistent with voting instructions timely received from the Holders of the Policies used to fund the accounts. A signed proxy card or other authorization by a Holder that does not specify how the Holder’s interest should be voted on a proposal will be deemed an instruction to vote such interest in favor of the applicable proposal.

The Insurance Companies will use proportional voting to vote shares held by separate accounts for which no timely instructions are received from the Holders of the Policies. The Insurance Companies do not require that a specified number of owners of the Policies submit voting instructions before the Insurance Companies will vote the shares of the Portfolios held by its separate accounts at the Special Meetings. As a result, a small number of Holders of the Policies could determine how the Insurance Companies vote, if other Holders fail to vote. In addition, TAM, the Insurance Companies and their affiliates will use proportional voting to vote any shares held by TAM, the Insurance Companies or their affiliates for their own account.

A signed proxy card or other authorization by a beneficial owner of shares in a Portfolio that does not specify how the beneficial owner’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the applicable proposal(s).

[Proxy voting authority with respect to each of the Portfolio’s shares held by the applicable Asset Allocation Portfolios is retained by TAM. Consistent with TAM’s Proxy Voting Policies and Procedures, TAM will vote the shares of underlying Portfolios held by the relevant Asset Allocation Portfolios in accordance with the recommendation from the Board of Trustees of those Asset Allocation Portfolios (which is the same Board as the Board of Trustees of the Portfolios). The Board of Trustees has recommended that shares of each Portfolio held by those Asset Allocation Portfolios be voted in favor of the applicable proposal(s). Therefore, in accordance with this recommendation, shares of each Portfolio held by the relevant Asset Allocation Portfolios will be voted in favor of the applicable proposal(s). As of the Record Date, Transamerica JPMorgan Core Bond VP had net assets of $427,727,379, with $65,698,925 of those net assets attributable to the relevant Asset Allocation Portfolios, collectively. As of the Record Date, Transamerica PIMCO Total Return VP had net assets of $1,480,945,182, with $689,676,171 of those net assets attributable to the relevant Asset Allocation Portfolios, collectively.]

If you need more information or have any questions about the proposals or voting, please call the Portfolios’ proxy solicitor, Mediant Communications Inc., at 1-888-823-1460.

Revoking Proxies

Each Holder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Secretary of the Trust;

•	By returning a duly executed proxy bearing a later date;

•	By voting by telephone or over the Internet at a later date; or

•	By attending a Special Meeting and voting at the meeting and giving oral notice of revocation to the chairman of the meeting.

However, attendance at the meeting, by itself, will not revoke a previously executed and returned proxy.

If a Holder holds Portfolio shares through a bank or other intermediary, the bank or intermediary should be consulted regarding the shareholder’s ability to revoke voting instructions after such instructions have been provided.

TRANSAMERICA SERIES TRUST PROPOSAL I —  APPROVAL OF A NEW INVESTMENT SUB-ADVISORY

AGREEMENT

TRANSAMERICA JPMORGAN CORE BOND VP

To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) (to be voted on by Holders of Transamerica JPMorgan Core Bond VP).

This Proposal I is to be voted on by Holders of Transamerica JPMorgan Core Bond VP (for purposes of this proposal, the “Portfolio”), a series of Transamerica Series Trust (for purposes of this proposal, the “Trust”).

At the Special Meeting, Holders will be asked to approve a new sub-advisory agreement (the “New Core Bond Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment manager, and AUIM, the Portfolio’s proposed new sub-adviser. AUIM is an affiliate of TAM. In connection with the proposed change of sub-adviser, there would be changes to the name, investment objective, principal investment strategies, principal risks, management fee schedules and sub-advisory fee schedules for the Portfolio, as discussed further below. TAM will continue to serve as the Portfolio’s investment manager.

Currently, J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as the sub-adviser to the Portfolio and is a party to an investment sub-advisory agreement with TAM with respect to the Portfolio (the “Current Core Bond Sub-Advisory Agreement”). Under the Current Core Bond Sub-Advisory Agreement, dated May 1, 2002, as amended, JPMorgan provides sub-advisory services to the Portfolio in a manner consistent with the terms of the Current Core Bond Sub-Advisory Agreement and the investment objective, strategies and policies of the Portfolio. The Current Core Bond Sub-Advisory Agreement was last approved by the Trust’s Board on June 15 and 16, 2022.

A general description of the proposed New Core Bond Sub-Advisory Agreement is included below. The terms of the New Core Bond Sub-Advisory Agreement are similar to those of the Current Core Bond Sub-Advisory Agreement it would replace. The Trust’s Board approved the New Core Bond Sub-Advisory Agreement at a meeting held on June 15 and 16, 2022. Holder approval of the New Core Bond Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New Core Bond Sub-Advisory Agreement is included in Appendix A.

The Portfolio’s investment management agreement dated March 1, 2016, as amended, with TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, was last approved by Holders on December 21, 2012 when certain changes were made to standardize terms across all the investment management agreements for funds in the Transamerica fund complex. The Board last approved the Portfolio’s investment management agreement with TAM on June 15 and 16, 2022. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon N.V., a Netherlands corporation and a publicly traded international insurance group.

Pursuant to the investment management agreement, TAM is responsible for providing continuous and regular investment management services, including management and supervision of the Portfolio’s investments and investment program, and providing supervisory, compliance and administrative services to the Portfolio. TAM is authorized to enter into contracts with one or more sub-advisers to perform certain duties of TAM under the investment management agreement. TAM has recommended, and the Board has approved (subject to Holder approval), the appointment of AUIM as a new sub-adviser to the Portfolio, replacing JPMorgan. TAM would oversee AUIM and monitor its buying and selling of portfolio securities, its management services and its investment performance. TAM is paid investment management fees for its service as investment manager to the Portfolio. The management fee is calculated based on the average daily net assets of the Portfolio. The Portfolio paid TAM $2,341,428 in management fees for the fiscal year ended December 31, 2021. If this Proposal I is approved, TAM, not the Portfolio, will pay AUIM a sub-advisory fee out of the investment management fee it receives from the Portfolio.

TAM acts as a manager of managers for the Portfolio pursuant to an exemptive order from the SEC (Release IC- 23379 dated August 5, 1998. That exemptive order permits TAM, subject to certain conditions, and without the approval of shareholders, to employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser. Under the terms of the exemptive order, TAM may not enter into a new sub-advisory agreement with AUIM, an affiliate of TAM, without such agreement being approved by the Holders of the Portfolio. This is the reason that Holder approval of this Proposal I is being sought.

The appointment of AUIM is not expected to result in any material changes in the nature or the level of investment management services provided to the Portfolio by TAM. TAM will continue to provide investment management services to the Portfolio, including, among other things: the design, development and ongoing review and evaluation of the Portfolio, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Portfolio’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of AUIM.

No officer or Board Member of the Trust is a director, officer or employee of AUIM. No officer or Board Member of the Trust, through the ownership of securities or otherwise, has any other material direct or indirect interest in AUIM or any other person controlling, controlled by or under common control with AUIM. Since the Record Date, none of the Board Members of the Trust have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which AUIM or any of its affiliates was or is to be a party.

In connection with the proposed appointment of AUIM as sub-adviser, the Portfolio would be renamed “[Transamerica Aegon Intermediate Bond VP]” and there would be changes to the Portfolio’s investment objective, principal investment strategies and principal risks. If the New Core Bond Sub-Advisory Agreement is approved, AUIM would implement an active strategy for the Portfolio that seeks to achieve maximum total return. In pursuing the Portfolio’s investment objective, AUIM would invest, under normal circumstances, at least 80% of the Portfolio’s net assets in fixed-income securities. AUIM would normally invest primarily in investment grade debt securities. The Portfolio’s weighted average duration would typically range from 3 to 10 years. In addition, the sub-adviser would have the ability to invest up to 10% of the Portfolio’s net assets in high yield debt securities and up to 10% in emerging market debt securities, but no more that 15% of the Portfolio’s net assets would be invested in emerging market debt securities and high yield debt securities combined. AUIM, as sub-adviser would also be permitted to engage in certain investment strategies involving derivatives.

AUIM’s research analysts also integrate environmental, social and governance (“ESG”) matters within their analytical process for credit, sovereign and structured issuers alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. Consideration of ESG matters is subjective and not determinative in AUIM’s investment process. AUIM may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions.

If the change in sub-adviser is approved, the Portfolio would be subject to the following additional principal risks: Inflation risk, Focused Investing risk, Currency Hedging risk, Dollar Rolls risk, Emerging Markets risk, Hedging risk, High Yield Debt Securities risk, Inflation-Protected Securities risk, Loans risk, Municipal Securities risk, Repurchase Agreements risk, Sovereign Debt risk, To Be Announced Transactions risk and Yield risk.

In connection with the proposed appointment of AUIM as sub-adviser, it is expected that there would be extensive purchases and sales of portfolio holdings to align the Portfolio with its changed investment strategies. This repositioning of the Portfolio may have a negative impact on performance by increasing brokerage commissions and/or other transaction costs.

Based on AUIM’s experience and TAM’s desire to engage a sub-adviser with strong research and management capabilities across the fixed income spectrum and with the ability to implement the revised investment strategies of the Portfolio, among other things, TAM recommended to the Board that AUIM be appointed as the Portfolio’s new sub-adviser and the Board has approved AUIM’s appointment, subject to Holder approval.

If approved by Holders, the change in sub-adviser and related changes are anticipated to become effective on or about November 1, 2022.

General Comparison of Sub-Advisory Agreements

Set forth below is a general description of certain terms of the New Core Bond Sub-Advisory Agreement and a comparison with the terms of the Current Core Bond Sub-Advisory Agreement. A copy of the form of New Core Bond Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix A, and you should refer to Appendix A for the complete terms of the New Core Bond Sub-Advisory Agreement.

Sub-Advisory Services. Under the terms of the New Core Bond Sub-Advisory Agreement, subject to the supervision of the Trust’s Board and TAM, AUIM will manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with TAM, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Portfolio’s current prospectus and statement of additional information, as may be amended from time to time, and any written instructions which TAM or the Portfolio’s Board may issue from time-to-time in accordance therewith. In pursuance of the foregoing,

AUIM will make all determinations with respect to the purchase and sale of portfolio securities and takes such action necessary to implement the same. AUIM shall render regular reports as to the Trust’s Board of Trustees and TAM concerning the investment activities of the Portfolio. The Current Core Bond Sub-Advisory Agreement addresses the services to be provided in a similar manner.

The New Core Bond Sub-Advisory Agreement provides that AUIM will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to AUIM, or to any other Portfolio or account over which AUIM or its affiliates exercise investment discretion. The New Core Bond Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, AUIM may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where AUIM has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage services provided by such broker or dealer, viewed in terms of either that particular transaction or AUIM’s overall responsibilities with respect to the Portfolio and to other portfolios and clients for which AUIM exercises investment discretion. The Trust’s Board may adopt policies and procedures that modify and restrict AUIM’s authority regarding the execution of the Portfolio’s portfolio transactions. The Current Core Bond Sub-Advisory Agreement contains similar provisions.

The New Core Bond Sub-Advisory Agreement states that in connection with the placement of orders for the execution of portfolio transactions of the Portfolio, AUIM shall create and maintain all necessary records in accordance with applicable laws, rules and regulations. All records shall be the property of the Portfolio and shall be available for inspection and use by the SEC, the Portfolio, TAM or any person retained by the Portfolio at reasonable times. Where applicable, such records shall be maintained by AUIM for the periods and in the places required by applicable recordkeeping rules under the 1940 Act. The Current Core Bond Sub-Advisory Agreement contained similar provisions.

The New Core Bond Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the sub-adviser will exercise voting rights incident to any securities purchased with, or comprising a portion of, the allocated assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The New Core Bond Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. The Current Core Bond Sub-Advisory Agreement does not contain these provisions.

The New Core Bond Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Portfolio’s valuation committee meetings. The Current Core Bond Sub-Advisory Agreement does not contain these provisions.

The New Core Bond Sub-Advisory Agreement requires that AUIM, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to AUIM relating to the services provided pursuant to the New Core Bond Sub-Advisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Current Core Bond Sub-advisory Agreement also contains similar provisions.

Sub-Advisory Fees. Under both the Current Core Bond Sub-advisory Agreement and the New Core Bond Sub-Advisory Agreement, TAM pays the sub-adviser a fee out of the investment management fee TAM receives from the Portfolio. Fees paid to JPMorgan during the Portfolio’s most recent fiscal year ended December 31, 2021 were $572,349. The proposed investment management and sub-advisory fees for the Portfolio would, at the Portfolio’s current asset level, result in a nominal net annual decrease in investment management fees retained by TAM. In conjunction with the proposed sub-adviser change, the investment management fee schedule for the Portfolio would be lower at the Portfolio’s current asset level. Please see additional information under “Management Fees” below.

Under the New Core Bond Sub-Advisory Agreement, if approved, TAM (not the Portfolio) will pay AUIM sub-advisory fees, according to the following schedule, for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.12% of the first $1 billion

0.05% in excess of $1 billion

The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with the following: (1) the portion of the assets of Transamerica Multi-Managed Balanced VP that is sub-advised by AUIM, a series of the Trust; (2) Transamerica Intermediate Bond and the portion of the assets of Transamerica Balanced II and Transamerica Multi-Managed Balanced that are sub-advised by AUIM, each a series of Transamerica Funds; and (3) the portion of the assets of Balanced Ret Opt and Bond Ret Opt, each separately managed accounts of Transamerica Life Insurance Company that are advised by AUIM.

Under the Current Core Bond Sub-Advisory Agreement, TAM (not the Portfolio) pays JPMorgan sub-advisory fees of 0.11% of the Portfolio’s average daily net assets on an annual basis for its services.

Payment of Expenses. The New Core Bond Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New Core Bond Sub-Advisory Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Portfolio and the offering of its shares. The operating expenses of the Portfolio are expected to decrease as a result of entering into the New Core Bond Sub-Advisory Agreement.

Conflicts of Interest. The New Core Bond Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Portfolio’s Board or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The New Core Bond Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. The New Core Bond Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Portfolio and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time. The Current Core Bond Sub-Advisory Agreement does not contain similar provisions.

Limitation on Liability. Under the New Core Bond Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Portfolio as contemplated by the New Core Bond Sub-Advisory Agreement. The Current Core Bond Sub-Advisory Agreement contains similar provisions.

Term and Continuance. If approved by Holders of the Portfolio, the New Core Bond Sub-Advisory Agreement for the Portfolio will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, the New Core Bond Sub-Advisory Agreement will be considered by the Board on the same calendar as the investment management agreement with TAM.

Termination. The New Core Bond Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Portfolio at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by TAM upon written notice to AUIM, without the payment of any penalty; (iii) may be terminated by AUIM upon 90 days’ advance written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by AUIM and shall not be assignable by TAM without the consent of AUIM. The Current Core Bond Sub-Advisory Agreement contains similar provisions but may be terminated by JPMorgan or TAM upon 60 days’ advance written notice to the other party.

MANAGEMENT FEES

In connection with and contingent upon the proposed change in sub-adviser, the management fee rate payable by the Portfolio to TAM will be changed. Under the investment management agreement, the Portfolio would pay TAM on an annual basis the following management fee based on its average daily net assets:

First $1 billion	0.42%
Over $1 billion up to $2 billion	0.38%
Over $2 billion up to $3.5 billion	0.365%
Over $3.5 billion up to $5 billion	0.36%
In excess of $5 billion	0.355%

Currently, the Portfolio pays TAM a management fee of 0.45% the first $750 million; 0.39% over $750 million up to $1 billion; 0.375% over $1 billion up to $1.5 billion; 0.37% over $1.5 billion up to $3 billion; and 0.365% in excess of $3 billion for its services with respect to the Portfolio’s average daily net assets on an annual basis.

Management fees are accrued daily and paid by the Portfolio monthly. As of June 17, 2022, the net assets of the Portfolio were $427,727,378.58.

TAM currently has contractually agreed through May 1, 2023 to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses exceed 0.57% for Initial Class shares and 0.83% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business. These arrangements cannot be terminated prior to May 1, 2023 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM amounts previously contractually waived or reimbursed only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable expense cap described above or any other lower limit then in effect. If the new sub-adviser is approved, TAM will lower the expense cap to 0.54% for Initial Class shares and 0.80% for Service Class shares.

The following chart compares the actual management fees paid by the Portfolio to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended December 31, 2021 to a hypothetical example of management fees that would have been paid by the Portfolio to TAM for the same period under the proposed new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

	Actual Management Fees Payable to TAM from January 1, 2021 through December 31, 2021 under Current Management Fee Schedule	Hypothetical Management Fees Payable to TAM from January 1, 2021 through December 31, 2021 under Proposed New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$2,341,428	$2,185,333	-6.7%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$2,341,428	$2,185,333	-6.7%

SUB-ADVISORY FEES

Under the Current Core Bond Sub-Advisory Agreement, TAM (not the Portfolio) has agreed to pay JPMorgan 0.11% of the Portfolio’s average daily net assets on an annual basis.

Under the New Core Bond Sub-Advisory Agreement, TAM (not the Portfolio) will pay AUIM 0.12% of the first $1 billion, 0.05% in excess of $1 billion with respect to the Portfolio’s average daily net assets on an annual basis. Under the New Core Bond Sub-Advisory Agreement, fees would be based on the combined assets for the Portfolio and the following: (1) Transamerica Multi-Managed Balanced VP, a series of the Trust; (2) Transamerica Intermediate Bond and the portion of the assets of Transamerica Balanced II and Transamerica Multi-Managed Balanced that are sub-adviser by AUIM, each, a series of Transamerica Funds; and (3) the portion of assets of Balanced Ret Opt and Bond Ret Opt, each separately managed accounts of Transamerica Life Insurance Company that are advised by AUIM. The hypothetical sub-advisory fee shown below reflects this aggregation.

The following chart compares the actual sub-advisory fees paid by TAM to JPMorgan (net of fees reimbursed) for the fiscal year ended December 31, 2021 to a hypothetical example of sub-advisory fees that would have been paid by TAM to AUIM for the same period under the New Core Bond Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to JPMorgan from January 1, 2021 through December 31, 2021 under Current Core Bond Sub-Advisory Agreement	Hypothetical Sub-Advisory Fees Payable by TAM to AUIM from January 1, 2021 through December 31, 2021 under New Core Bond Sub-Advisory Agreement	Percent Difference
$572,349	$357,181	37.59%

Amounts paid to TAM and to affiliates of TAM during the fiscal year ended December 31, 2021 by the Portfolio and the services for which the amounts were paid, if any, are listed below. There were no other material payments by the Portfolio to JPMorgan, TAM, or any of their affiliates during that period.

	Payments to TAM (or affiliates)
	As of Date:	Transfer Agent	Distribution
Transamerica JPMorgan Core Bond VP	12/31/2021	$0	$922,090

Evaluation by the Board

At a meeting of the Board of Trustees of the Trust (for purposes of this section, the “Board”) held on June 15-16, 2022, the Board considered the termination of JPMorgan as sub-adviser to the Portfolio and the approval of the New Core Bond Sub-Advisory Agreement for the Portfolio between TAM and AUIM, the Portfolio’s proposed new sub-adviser, as well as the approval of a revised management fee schedule for the Portfolio.

Following its review and consideration, the Board determined that the terms of the New Core Bond Sub-Advisory Agreement were reasonable and that the termination of JPMorgan as sub-adviser to the Portfolio and the approval of the New Core Bond Sub-Advisory Agreement were in the best interests of the Portfolio and its investors. The Board, including the Independent Board Members, authorized TAM to terminate the Current Core Bond Sub-Advisory Agreement with JPMorgan and unanimously approved the New Core Bond Sub-Advisory Agreement for an initial two-year period. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedule for the Portfolio.

Prior to reaching their decision, the Board Members requested and received from TAM and AUIM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed New Core Bond Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Portfolio and from AUIM as part of their regular oversight of other funds sub-advised by AUIM, and knowledge they gained over time through meeting with TAM and AUIM. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or AUIM present and were represented throughout the process by their independent legal counsel. In considering whether to approve the New Core Bond Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by AUIM under the New Core Bond Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and AUIM regarding the operations, facilities, organization and personnel of AUIM, the ability of AUIM to perform its duties under the New Core Bond Sub-Advisory Agreement and the proposed changes to the Portfolio’s principal investment strategies. The Board Members further considered that: (i) AUIM is an experienced asset management firm; (ii) TAM is recommending that AUIM be appointed as sub-adviser to the Portfolio; and (iii) TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on TAM’s assessment of AUIM’s organization, investment personnel and experience sub-advising other funds in the Transamerica fund complex. The Board Members also considered AUIM’s proposed responsibilities and experience with the Portfolio’s proposed principal investment strategies.

The Board Members noted that TAM had advised the Board that neither the approval of the New Core Bond Sub-Advisory Agreement nor the approval of the revised management fee schedule was expected to result in any diminution in the nature, extent and quality of the services provided to the Portfolio and its investors, including compliance services. Based on these and other considerations, the Board Members determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that AUIM’s appointment is not expected to diminish the nature, extent and quality of services provided to the Portfolio.

Investment Performance

The Board Members considered AUIM’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of the Portfolio for the past 1-, 3-, 5- and 10-year periods ended February 28, 2022, as compared to: (i) the proposed strategy; (ii) the Portfolio’s benchmark; and (iii) the Portfolio’s Morningstar peer group median. The Board Members noted that the proposed strategy performed above the Portfolio over the past 10-year period, performed equal to the Portfolio over the past 3- and 5-year periods and performed below the Portfolio over the past 1-year period. The Board also considered that the proposed strategy performed above the Portfolio’s benchmark over the past 1-, 3- and 10-year periods and performed above the Morningstar category median over the past 1- and 10-year periods, but performed below the Portfolio’s benchmark over the past 5-year period and below the Morningstar category median over the past 3- and 5-year periods.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by AUIM, the Board concluded that AUIM is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Portfolio’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for the Portfolio. The Board Members noted that the Fee Changes would result in lower management and sub-advisory fees based on assets as of February 28, 2022, resulting in immediate savings for current investors as well as additional savings as the Portfolio’s assets grow in size. The Board Members reviewed the management fee and total expense ratio of each class of the Portfolio, based on assets as of February 28, 2022 and assuming implementation of the Fee Changes, as compared to the applicable Lipper and Morningstar peer group medians. The Board considered that the management fee would be below the Lipper peer group median and above the Morningstar peer group median, and that the total expense ratio of the Initial Class of the Portfolio would be equal to the Lipper peer group median and above the Morningstar peer group median, while the Service Class of the Portfolio would be below the Lipper peer group median and above the Morningstar peer group median. The Board Members noted that although the management fee and/or total expense ratio would, in some cases, be above the applicable Morningstar peer group medians, it would, in all cases, be below or in line with the applicable Lipper peer group medians and TAM believes the management fee and total expense ratio of each class of the Portfolio would be competitive relative to peers.

The Board Members considered that the revised asset weighted management fee would be lower than the current management fee at the Portfolio’s current asset level. The Board Members also considered that TAM had negotiated with AUIM to have the Portfolio’s assets aggregated with the assets of Transamerica Intermediate Bond, the portion of the assets of Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP and Transamerica Balanced II that are sub-advised by AUIM and the portion of assets of Balanced Ret Opt and Bond Ret Opt, each separately managed accounts of Transamerica Life Insurance Company, that are advised by AUIM, for purposes of computing breakpoints in the new sub-advisory fee schedule. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of the Portfolio is expected to decrease. The Board Members noted that as the Portfolio grows in size, the revised management schedule has the potential to result in additional savings for investors.

The Board Members considered the portion of the Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to AUIM and noted that TAM considered the amount to be reasonable compensation for its services. The Board Members also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of investors, and that the expense limit applicable to each class of the Portfolio under this arrangement would be lowered. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability.

The Board Members reviewed pro forma estimated profitability information provided by TAM for TAM and its affiliates, including AUIM. The Board Members noted that, based on assets as of February 28, 2022, there was expected to be an increase in the net management fees retained by TAM and in overall profitability to the Transamerica/Aegon organization due to the fact that, unlike JPMorgan, AUIM is an affiliated sub-adviser. The Board Members also considered TAM’s view that the Portfolio’s proposed net management fee would allow TAM to be reasonably compensated for its services. The Board Members also considered the pro forma revenue, expense and pre-distribution profit margin information provided by TAM and determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not anticipated to be excessive.

Economies of Scale

In evaluating the extent to which the Portfolio’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members noted that the breakpoints in the revised management fee schedule would benefit investors as the Portfolio grows in size. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Portfolio to TAM, and the sub-advisory fees payable by TAM to AUIM, in light of any economies of scale experienced in the future.

Fall-Out Benefits

The Board considered other benefits expected to be derived by AUIM from its relationship with the Portfolio. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with AUIM or the Portfolio, and that AUIM had indicated it also would not engage in soft dollar arrangements and receive such benefits as a result of its relationships with TAM and the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and the New Core Bond Sub-Advisory Agreement was in the best interests of the Portfolio and its investors and voted to approve the revised management fee schedule and the New Core Bond Sub-Advisory Agreement.

In the event that Holders do not approve this Proposal I, the Board will determine the appropriate course of action with respect to the management of the Portfolio.

Your Board recommends that you vote “FOR” the approval of the New Core Bond Sub-Advisory Agreement.

TRANSAMERICA SERIES TRUST PROPOSAL II — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

TRANSAMERICA PIMCO TOTAL RETURN VP

To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) (to be voted on by Holders of Transamerica PIMCO Total Return VP).

This Proposal II is to be voted on by Holders of Transamerica PIMCO Total Return VP (for purposes of this proposal, the “Portfolio”), a series of Transamerica Series Trust (for purposes of this proposal, the “Trust”).

At the Special Meeting, Holders will be asked to approve a new sub-advisory agreement (the “New Total Return Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment manager, and AUIM, the Portfolio’s proposed new sub-adviser. AUIM is an affiliate of TAM. In connection with the proposed change of sub-adviser, there would be changes to the name, investment objective, principal investment strategies, principal risks, management fee schedules and sub-advisory fee schedules for the Portfolio, as discussed further below. TAM will continue to serve as the Portfolio’s investment manager.

Currently, Pacific Investment Management Company LLC (“PIMCO”) serves as the sub-adviser to the Portfolio and is a party to an investment sub-advisory agreement with TAM with respect to the Portfolio (the “Current Total Return Sub-Advisory Agreement”). Under the Current Total Return Sub-Advisory Agreement, dated May 1, 2002, as amended, PIMCO provides sub-advisory services to the Portfolio in a manner consistent with the terms of the Current Total Return Sub-Advisory Agreement and the investment objective, strategies and policies of the Portfolio. The Current Total Return Sub-Advisory Agreement was last approved by the Trust’s Board on June 15 and 16, 2022.

A general description of the proposed New Total Return Sub-Advisory Agreement is included below. The terms of the New Total Return Sub-Advisory Agreement are substantially similar to those of the Current Total Return Sub-Advisory Agreement it would replace. The Trust’s Board approved the New Total Return Sub-Advisory Agreement at a meeting held on June 15 and 16, 2022. Holder approval of the New Total Return Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New Total Return Sub-Advisory Agreement is included in Appendix A.

The Portfolio’s investment management agreement dated March 1, 2016, as amended, with TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, was last approved by Holders on December 21, 2012 when certain changes were made to standardize terms across all the investment management agreements for funds in the Transamerica fund complex. The Board last approved the Portfolio’s investment management agreement with TAM on June 15 and 16, 2022. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon N.V., a Netherlands corporation and a publicly traded international insurance group.

Pursuant to the investment management agreement, TAM is responsible for providing continuous and regular investment management services, including management and supervision of the Portfolio’s investments and investment program, and providing supervisory, compliance and administrative services to the Portfolio. TAM is authorized to enter into contracts with one or more sub-advisers to perform certain duties of TAM under the investment management agreement. TAM has recommended, and the Board has approved (subject to Holder approval), the appointment of AUIM as a new sub-adviser to the Portfolio, replacing PIMCO. TAM would oversee AUIM and monitor its buying and selling of portfolio securities, its management services and its investment performance. TAM is paid investment management fees for its service as investment manager to the Portfolio. The management fee is calculated based on the average daily net assets of the Portfolio. The Portfolio paid TAM $12,980,052 in management fees for the fiscal year ended December 31, 2021. If this Proposal II is approved, TAM, not the Portfolio, will pay AUIM a sub-advisory fee out of the investment management fee it receives from the Portfolio. In conjunction with the proposed change in sub-adviser, TAM proposes lowering its management fee for the Portfolio which would result in immediate savings for current shareholders.

TAM acts as a manager of managers for the Portfolio pursuant to an exemptive order from the SEC (Release IC- 23379 dated August 5, 1998. That exemptive order permits TAM, subject to certain conditions, and without the approval of shareholders, to employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser. Under the terms of the exemptive order, TAM may not enter into a new sub-advisory agreement with AUIM, an affiliate of TAM, without such agreement being approved by the Holders of the Portfolio. This is the reason that Holder approval of this Proposal II is being sought.

The appointment of AUIM is not expected to result in any material changes in the nature or the level of investment management services provided to the Portfolio by TAM. TAM will continue to provide investment management services to the Portfolio, including, among other things: the design, development and ongoing review and evaluation of the Portfolio, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Portfolio’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of AUIM.

No officer or Board Member of the Trust is a director, officer or employee of AUIM. No officer or Board Member of the Trust, through the ownership of securities or otherwise, has any other material direct or indirect interest in AUIM or any other person controlling, controlled by or under common control with AUIM. Since the Record Date, none of the Board Members of the Trust have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which AUIM or any of its affiliates was or is to be a party.

In connection with the proposed appointment of AUIM as sub-adviser, the Portfolio would be renamed “[Transamerica Aegon Bond VP]” and there would be changes to the Portfolio’s investment objective, principal investment strategies and principal risks. If the New Total Return Sub-Advisory Agreement is approved, AUIM would implement an active strategy that seeks to provide high total return through a combination of current income and capital appreciation. In pursuing the Portfolio’s investment objective, AUIM would invest, under normal circumstances, at least 80% of the Portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities. AUIM, as sub-adviser, would normally invest at least 50% of the Portfolio’s net assets in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by AUIM; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. AUIM would have the ability to invest up to 50% of the Portfolio’s assets may be invested in high yield securities (commonly referred to as “junk bonds”) and up to 20% of its net assets in equity securities. The Portfolio would have the ability to invest in securities of any maturity and would not have a target average duration.

AUIM’s research analysts also integrate environmental, social and governance (“ESG”) matters within their analytical process for credit, sovereign and structured issuers alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. Consideration of ESG matters is subjective and not determinative in AUIM’s investment process. AUIM may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions.

If the change in sub-adviser is approved, the Portfolio would be subject to the following additional principal risks: Inflation risk, Bank Obligations risk, Distressed or Defaulted Securities risk, Floating Rate Loans risk, Focused Investing risk, Hedging risk, Inflation-Protected Securities risk, Loans risk, Municipal Securities risk, Sustainability and Environmental, Social and Governance (“ESG”) Considerations risk, Warrants and Rights risk and Yield risk. The Portfolio would no longer be subject to the following principal risks: Reverse Repurchase Agreements risk and Short Sales risk.

In connection with the proposed appointment of AUIM as sub-adviser, it is expected that there would be extensive purchases and sales of portfolio holdings to align the Portfolio with its changed investment strategies. This repositioning of the Portfolio may have a negative impact on performance by increasing brokerage commissions and/or other transaction costs.

Based on AUIM’s experience and TAM’s desire to engage a sub-adviser with strong research and management capabilities across the fixed income spectrum and with the ability to implement the revised investment strategies of the Portfolio, among other things, TAM recommended to the Board that AUIM be appointed as the Portfolio’s new sub-adviser and the Board has approved AUIM’s appointment, subject to Holder approval.

If approved by Holders, the change in sub-adviser and related changes are anticipated to become effective on or about November 1, 2022.

General Comparison of Sub-Advisory Agreements

Set forth below is a general description of certain terms of the New Total Return Sub-Advisory Agreement and a comparison with the terms of the Current Total Return Sub-Advisory Agreement. A copy of the form of New Total Return Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix A, and you should refer to Appendix A for the complete terms of the New Total Return Sub-Advisory Agreement.

Sub-Advisory Services. Under the terms of the New Total Return Sub-Advisory Agreement, subject to the supervision of the Trust’s Board and TAM, AUIM will manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with TAM, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Portfolio’s current prospectus and statement of additional information, as may be amended from time to time, and any written instructions which TAM or the Portfolio’s Board may issue from time-to-time in accordance therewith. In pursuance of the foregoing, AUIM will make all determinations with respect to the purchase and sale of portfolio securities and takes such action necessary to implement the same. AUIM shall render regular reports as to the Trust’s Board of Trustees and TAM concerning the investment activities of the Portfolio. The Current Total Return Sub-Advisory Agreement addresses the services to be provided in a similar manner.

The New Total Return Sub-Advisory Agreement provides that AUIM will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to AUIM, or to any other Portfolio or account over which AUIM or its affiliates exercise investment discretion. The New Total Return Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, AUIM may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where AUIM has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage services provided by such broker or dealer, viewed in terms of either that particular transaction or AUIM’s overall responsibilities with respect to the Portfolio and to other portfolios and clients for which AUIM exercises investment discretion. The Trust’s Board may adopt policies and procedures that modify and restrict AUIM’s authority regarding the execution of the Portfolio’s portfolio transactions. The Current Total Return Sub-Advisory Agreement contains similar provisions.

The New Total Return Sub-Advisory Agreement states that in connection with the placement of orders for the execution of portfolio transactions of the Portfolio, AUIM shall create and maintain all necessary records in accordance with applicable laws, rules and regulations. All records shall be the property of the Portfolio and shall be available for inspection and use by the SEC, the Portfolio, TAM or any person retained by the Portfolio at reasonable times. Where applicable, such records shall be maintained by AUIM for the periods and in the places required by applicable recordkeeping rules under the 1940 Act. The Current Total Return Sub-Advisory Agreement contained similar provisions.

The New Total Return Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the sub-adviser will exercise voting rights incident to any securities purchased with, or comprising a portion of, the allocated assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The New Total Return Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. The Current Total Return Sub-Advisory Agreement also contains these provisions.

The New Total Return Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Portfolio’s valuation committee meetings. The Current Total Sub-Advisory Agreement also contains these provisions.

The New Total Return Sub-Advisory Agreement requires that AUIM, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to AUIM relating to the services provided pursuant to the New Total Return Sub-Advisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Current Total Return Sub-advisory Agreement also contains such provisions.

Sub-Advisory Fees. Under both the Current Total Return Sub-Advisory Agreement and the New Total Return Sub-Advisory Agreement, TAM pays the sub-adviser a fee out of the investment management fee TAM receives from the Portfolio. Fees paid to PIMCO during the Portfolio’s most recent fiscal year ended December 31, 2021 were $4,505,987. The proposed investment management and sub-advisory fees for the Portfolio would result in a nominal asset weighted net decrease in investment management fees retained by TAM. In conjunction with the proposed sub-adviser change, the investment management fee schedule for the Portfolio would be lower. Please see additional information under “Management Fees” below.

Under the New Total Return Sub-Advisory Agreement, if approved, TAM (not the Portfolio) will pay AUIM sub-advisory fees, according to the following schedule, for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.12% of the first $250 million

0.10% over $250 million up to $500 million

0.08% over $500 million up to $1 billion

0.075% in excess of $1 billion

The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with Transamerica Bond.

Under the Current Total Return Sub-Advisory Agreement, TAM (not the Portfolio) pays PIMCO sub-advisory fees, for its services of 0.25% the first $1 billion; and 0.20% in excess of $1 billion for its services with respect to the Portfolio’s average daily net assets on an annual basis.

Payment of Expenses. The New Total Return Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New Total Return Sub-Advisory Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Portfolio and the offering of its shares. The operating expenses of the Portfolio are expected to decrease as a result of entering into the New Total Return Sub-Advisory Agreement.

Conflicts of Interest. The New Total Return Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Portfolio’s Board or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The New Total Return Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. The New Total Return Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Portfolio and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time. The Current Total Return Sub-Advisory Agreement doesn’t not contain similar provisions.

Limitation on Liability. Under the New Total Return Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Portfolio as contemplated by the New Total Return Sub-Advisory Agreement. The Current Total Return Sub-Advisory Agreement also contains these provisions.

Term and Continuance. If approved by Holders of the Portfolio, the New Total Return Sub-Advisory Agreement for the Portfolio will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, the New Total Return Sub-Advisory Agreement will be considered by the Board on the same calendar as the investment management agreement with TAM.

Termination. The New Total Return Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Portfolio at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by TAM upon written notice to AUIM, without the payment of any penalty; (iii) may be terminated by AUIM upon 90 days’ advance written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by AUIM and shall not be assignable by TAM without the consent of AUIM. The Current Total Return Sub-Advisory Agreement contains similar provisions but may be terminated by PIMCO upon 60 days’ advance written notice to TAM.

MANAGEMENT FEES

In connection with and contingent upon the proposed change in sub-adviser, the management fee rate payable by the Portfolio to TAM will be reduced. Under the investment management agreement, the Portfolio would pay TAM on an annual basis the following management fee based on its average daily net assets:

First $500 million	0.51%
Over $500 million up to $1 billion	0.49%
Over $1 billion up to $1.5 billion	0.48%
In excess of $1.5 billion	0.475%

Currently, the Portfolio pays TAM a management fee of 0.68% the first $250 million; 0.67% over $250 million up to $500 million; 0.66% over $500 million up to $750 million; 0.63% over $750 million up to $1 billion; 0.60% over $1 billion up to $3 billion; and 0.57% in excess of $3 billion for its services with respect to the Portfolio’s average daily net assets on an annual basis.

Management fees are accrued daily and paid by the Portfolio monthly. As of June 17, 2022, the net assets of the Portfolio were $1,480,945,182.02.

TAM currently has contractually agreed through May 1, 2023 to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses exceed 0.72% for Initial Class shares and 0.97% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business. These arrangements cannot be terminated prior to May 1, 2023 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM amounts previously contractually waived or reimbursed only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable expense cap described above or any other lower limit then in effect. If the new sub-adviser is approved, TAM will lower the expense cap to 0.66% for Initial Class shares and 0.87% for Service Class shares.

The following chart compares the actual management fees paid by the Portfolio to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended December 31, 2021 to a hypothetical example of management fees that would have been paid by the Portfolio to TAM for the same period under the proposed new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

	Actual Management Fees Payable to TAM from January 1, 2021 through December 31, 2021 under Current Management Fee Schedule	Hypothetical Management Fees Payable to TAM from January 1, 2021 through December 31, 2021 under Proposed New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$12,908,052	$10,075,874	-22.4%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$12,980,052	$10,075,874	-22.4%

SUB-ADVISORY FEES

Under the Current Total Return Sub-Advisory Agreement, TAM (not the Portfolio) has agreed to pay PIMCO 0.25% of the first $1 billion; and 0.20% in excess of $1 billion for its services with respect to the Portfolio’s average daily net assets on an annual basis.

Under the New Total Return Sub-Advisory Agreement, TAM (not the Portfolio) will pay AUIM 0.12% of the first $250 million, 0.10% over $250 million and up to $500 million, 0.08% over $500 million and up to $1 billion, and 0.075% in excess of $1 billion with respect to the Portfolio’s average daily net assets on an annual basis. Under the New Total Return Sub-Advisory Agreement, fees would be based on the combined assets for the Portfolio and Transamerica Bond, a series of Transamerica Funds. The hypothetical sub-advisory fee shown below reflects this aggregation.

The following chart compares the actual sub-advisory fees paid by TAM to PIMCO (net of fees reimbursed) for the fiscal year ended December 31, 2021 to a hypothetical example of sub-advisory fees that would have been paid by TAM to AUIM for the same period under the New Total Return Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to PIMCO from January 1, 2021 through December 31, 2021 under Current Total Return Sub-Advisory Agreement	Hypothetical Sub-Advisory Fees Payable by TAM to AUIM from January 1, 2021 through December 31, 2021 under New Total Return Sub-Advisory Agreement	Percent Difference
$4,505,987	$1,653,947	63.29%

Amounts paid to TAM and to affiliates of TAM during the fiscal year ended December 31, 2021 by the Portfolio and the services for which the amounts were paid, if any, are listed below. There were no other material payments by the Portfolio to PIMCO, TAM, or any of their affiliates during that period.

	Payments to TAM (or affiliates)
	As of Date:	Transfer Agent	Distribution
Transamerica PIMCO Total Return VP	12/31/2021	$0	$1,943,514

Evaluation by the Board

At a meeting of the Board of Trustees of the Trust (for purposes of this section, the “Board”) held on June 15-16, 2022, the Board considered the termination of PIMCO as sub-adviser to the Portfolio and the approval of the New Total Return Sub-Advisory Agreement for the Portfolio between TAM and AUIM, the Portfolio’s proposed new sub-adviser, as well as the approval of a revised management fee schedule for the Portfolio.

Following its review and consideration, the Board determined that the terms of the New Total Return Sub-Advisory Agreement were reasonable and that the termination of PIMCO as sub-adviser to the Portfolio and the approval of the New Total Return Sub-Advisory Agreement were in the best interests of the Portfolio and its investors. The Board, including the Independent Board Members, authorized TAM to terminate the Current Total Return Sub-Advisory Agreement with PIMCO and unanimously approved the New Total Return Sub-Advisory Agreement for an initial two-year period. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedule for the Portfolio.

Prior to reaching their decision, the Board Members requested and received from TAM and AUIM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed New Total Return Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Portfolio and from AUIM as part of their regular oversight of other funds sub-advised by AUIM, and knowledge they gained over time through meeting with TAM and AUIM. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or AUIM present and were represented throughout the process by their independent legal counsel. In considering whether to approve the New Total Return Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by AUIM under the New Total Return Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and AUIM regarding the operations, facilities, organization and personnel of AUIM, the ability of AUIM to perform its duties under the New Total Return Sub-Advisory Agreement and the proposed changes to the Portfolio’s principal investment strategies. The Board Members further considered that: (i) AUIM is an experienced asset management firm; (ii) TAM is recommending that AUIM be appointed as sub-adviser to the Portfolio; and (iii) TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on TAM’s assessment of AUIM’s organization, investment personnel and experience sub-advising other funds in the Transamerica fund complex. The Board Members also considered AUIM’s proposed responsibilities and experience with the Portfolio’s proposed principal investment strategies.

The Board Members noted that TAM had advised the Board that neither the approval of the New Total Return Sub-Advisory Agreement nor the approval of the revised management fee schedule was expected to result in any diminution in the nature, extent and quality of the services provided to the Portfolio and its investors, including compliance services. Based on these and other considerations, the Board Members determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that AUIM’s appointment is not expected to diminish the nature, extent and quality of services provided to the Portfolio.

Investment Performance

The Board Members considered AUIM’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of the Portfolio for the past 1-, 3-, 5- and 10-year periods ended February 28, 2022, as compared to: (i) the proposed strategy; (ii) the Portfolio’s benchmark; and (iii) the Portfolio’s Morningstar peer group median. The Board Members noted that the proposed strategy compared favorably over all periods, outperforming the Portfolio and the Portfolio’s benchmark over the past 1-, 3-, 5- and 10-year periods and outperforming the Morningstar peer group median over the past 1-, 5- and 10-year periods, but performing below the Morningstar peer group median over the past 3-year period.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by AUIM, the Board concluded that AUIM is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Portfolio’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for the Portfolio. The Board Members noted that the Fee Changes would result in lower management and sub-advisory fees based on assets as of February 28, 2022, resulting in immediate savings for current investors as well as additional savings as the Portfolio’s assets grow in size. The Board Members reviewed the management fee and total expense ratio of each class of the Portfolio, based on assets as of February 28, 2022 and assuming implementation of the Fee Changes, as compared to the applicable Lipper and Morningstar peer group medians. The Board considered that the management fee would be above the Lipper and Morningstar peer group medians and that the total expense ratio of each class of the Portfolio would be below the Lipper and Morningstar peer group medians. The Board Members noted that although the management fee would be above the applicable Lipper and Morningstar peer group medians, TAM believes the management fee and total expense ratio of each class of the Portfolio would be competitive relative to peers.

The Board Members considered that the revised management and new sub-advisory fee schedules would be lower at all asset levels than the current management and sub-advisory fee schedules. The Board Members also considered that TAM had negotiated with AUIM to have the Portfolio’s assets aggregated with the assets of Transamerica Bond for purposes of computing breakpoints in the new sub-advisory fee schedule. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of the Portfolio is expected to decrease. The Board Members noted that as the Portfolio grows in size, the revised management schedule has the potential to result in additional savings for investors.

The Board Members considered the portion of the Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to AUIM and noted that TAM considered the amount to be reasonable compensation for its services. The Board Members also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of investors, and that the expense limit applicable to each class of the Portfolio under this arrangement would be lowered. On the basis of these and other considerations, together with the other information it considered, the

Board Members determined that the revised management fee schedule and new sub-advisory fee schedule were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability.

The Board Members reviewed pro forma estimated profitability information provided by TAM for TAM and its affiliates, including AUIM. The Board Members noted that, based on assets as of February 28, 2022, there was expected to be an increase in the net management fees retained by TAM and in overall profitability to the Transamerica/Aegon organization due to the fact that, unlike PIMCO, AUIM is an affiliated sub-adviser. The Board Members also considered TAM’s view that the Portfolio’s proposed net management fee would allow TAM to be reasonably compensated for its services. The Board Members also considered the pro forma revenue, expense and pre-distribution profit margin information provided by TAM and determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not anticipated to be excessive.

Economies of Scale

In evaluating the extent to which the Portfolio’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members noted that the breakpoints in the revised management fee schedule would benefit investors as the Portfolio grows in size. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Portfolio to TAM, and the sub-advisory fees payable by TAM to AUIM, in light of any economies of scale experienced in the future.

Fall-Out Benefits

The Board considered other benefits expected to be derived by AUIM from its relationship with the Portfolio. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with AUIM or the Portfolio, and that AUIM had indicated it also would not engage in soft dollar arrangements and receive such benefits as a result of its relationships with TAM and the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and the New Total Return Sub-Advisory Agreement was in the best interests of the Portfolio and its investors and voted to approve the revised management fee schedule and the New Total Return Sub-Advisory Agreement.

In the event that Holders do not approve this Proposal II, the Board will determine the appropriate course of action with respect to the management of the Portfolio.

Your Board recommends that you vote “FOR” the approval of the New Total Return Sub-Advisory Agreement.

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meetings other than those set forth in this Joint Proxy Statement. If other business should properly come before a Special Meeting, including any questions as to an adjournment or postponement of such Meeting of Holders, any such matter will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

ADDITIONAL INFORMATION

Information about the Sub-Adviser

AUIM, located at 6300 C Street SW, Cedar Rapids, IA 52499, has been a registered investment adviser since December 2001. AUIM, an affiliate of TAM, is a wholly owned subsidiary of Aegon N.V., a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM. As of December 31, 2021, AUIM had approximately $135.9 billion in total assets under management.

Portfolio Managers. The following portfolio managers would be responsible for the day to day management of the Portfolios:

Name	Sub-Adviser	Positions Over Past Five Years

Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the Portfolio since 2022. Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Head of Investment Grade Credit since 2017.

Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the Portfolio since 2022. Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018.

Jeremy Mead, CFA*	Aegon USA Investment Management, LLC	Portfolio Manager of the Portfolio since 2022. Portfolio Manager with Aegon USA Investment Management, LLC since 2016; Head of US Client Investment Solutions and Insurance Asset Management since 2016.

Sivakumar N. Rajan**	Aegon USA Investment Management, LLC	Portfolio Manager of the Portfolio since 2022. Portfolio Manager with Aegon USA Investment Management, LLC since 2015.

Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the Portfolio since 2022. Portfolio Manager with Aegon USA Investment Management, LLC since 2011; Head of Multi-Sector Portfolio Management and Emerging Market Debt Strategies.

* [Transamerica Aegon Bond VP] only.

** [Transamerica Aegon Intermediate Bond VP] only.

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of AUIM as of June 17, 2022. The principal address of each individual as it relates to his or her duties at AUIM is the same as that of AUIM unless otherwise noted.

Name	Position with AUIM
Christopher C. Thompson	Chief Executive Officer and Elected Manager
Thomas J. Scherer	Chief Legal Officer, Executive Vice President and Elected Manager
Stephen Jones	AAM Chief Investment Officer, Fixed Income, Equity and Multi-asset (global CIO supervising AUIM investment activities)
James A. Mautino	Chief Compliance Officer
Lara Ann Osterhaus	Elected Manager

Management Activities. As of June 17, 2022, AUIM acts as an adviser or sub-adviser for registered investment companies, or series of registered investment companies, with investment objectives similar to the Portfolios as noted below.

Comparable fund for which AUIM serves as Adviser	Assets Managed by AUIM (as of June 17, 2022)	Advisory Fee Paid to AUIM (annually)
Transamerica Bond	$1.33 billion	0.12% of the first $250 million 0.10% over $250 million up to $500 million 0.08% over $500 million up to $1 billion 0.075% in excess of $1 billion.
Transamerica Intermediate Bond(1)	$1.35 billion	0.12% of the first $1 billion 0.05% in excess of $1 billion

(1)

The average daily net assets for the purpose of calculating sub-advisory fees is determined on a combined basis with the portion of assets of Transamerica Balanced II, Transamerica Multi-Managed Balanced and Transamerica Multi-Managed Balanced VP that are sub-advised by AUIM. Also included are the portion of assets of Balanced Ret Opt and Bond Ret Opt, each separately managed accounts of Transamerica Life Insurance Company that are advised by AUIM.

Brokerage Information

There were no brokerage commissions incurred on security transactions placed with affiliates of TAM or AUIM for the fiscal year ended December 31, 2021 for Transamerica Core Bond VP. For the fiscal year ended December 31, 2021, Transamerica Total Return VP paid brokerage commissions of $31,423.

Holder Approval

To become effective with respect to the applicable Portfolio, each of the New Core Bond Sub-Advisory Agreement and the New Total Return Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of that Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. Each of the New Core Bond Sub-Advisory Agreement and the New Total Return Sub-Advisory Agreement were approved by the Independent Board Members, separately, and by the Board of each Portfolio, as a whole, after consideration of all factors which were determined to be relevant to their deliberations, including those discussed above.

Your Board recommends that you for “FOR” the approval of both the New Core Bond Sub-Advisory Agreement and the New Total Return Sub-Advisory Agreement, as applicable.

Transfer Agent and Principal Underwriter

Transamerica Fund Services, Inc. (“TFS”), the transfer agent of each of the Portfolios, is located at 1801 California Street, Suite 5200, Denver, CO 80202. TFS has outsourced the provision of certain transfer agency services to DST Asset Manager Solutions, Inc. located at 2000 Crown Colony Drive, Quincy, MA 02169. The current distributor of each of the Portfolios is Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202. TAM, TFS and TCI are all affiliated due to their common ultimate ownership by Aegon, N.V.

Custodian

State Street, located at One Lincoln Street, Boston, MA 02111, serves as each Portfolio’s custodian.

Annual and Semi-Annual Reports

Holders of Transamerica Core Bond VP and Transamerica Total Return VP can find important information about the Portfolios in the Portfolios’ annual report dated December 31, 2021 and the Portfolios’ semi-annual report dated June 30, 2021, which have been previously provided to Holders. You may obtain copies of these reports without charge by writing to the Portfolio at the address shown below or by calling 1-800-851-9777.

Holder inquiries and transaction requests should be mailed to:

Transamerica Fund Services Inc.

P.O. Box 219945

Kansas City, MO 64121-9945

Proxy Solicitation

The solicitation of proxies will be principally conducted by the mailing of this Joint Proxy Statement beginning on or about [August 5, 2022], but proxies may also be solicited by telephone and/or online by representatives of the Portfolios, regular employees of TAM or its affiliate(s), or Mediant Communications Inc., a private proxy services firm. It is anticipated that the estimated solicitation costs, including retaining Mediant Communications Inc., will be approximately $113,000 to $125,000. If we have not received your vote as the date of each Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

Mediant Communications Inc. will provide mailing, solicitation and tabulation services in order to reach quorum and the required vote for the Portfolios’ proposals by the respective Special Meeting Date or any adjournment thereof. The services will include: (i) designing proxy ballots and reminder letters; (ii) processing shareholder data to determine solicitation strategies and efficiencies; (iii) printing proxy ballots; (iv) inserting and mailing proxy materials to record date shareholders; (v) providing internet and touchtone voting services to secure votes from shareholders; (vi) scanning return proxy cards; (vii) providing solicitation analysis and consultation before and during solicitation period to maximize voting returns; (viii) daily reporting of solicitation results, as applicable; (ix) providing final meeting reports and affidavits; and (x) providing virtual meeting service and support.

The cost of the Special Meetings, including the preparation and mailing of the Notice, Joint Proxy Statement and the solicitation of proxies, including reimbursement to brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies, will be borne by TAM and AAM and not the Portfolios.

Principal Holders

As of June 17, 2022, the outstanding shares of each Portfolio were as follows:

Transamerica Core Bond VP

Class	Total Shares Outstanding
Initial	10,932,260.24
Service	25,022,035.09

Transamerica Total Return VP

Class	Total Shares Outstanding
Initial	90,069,294.32
Service	63,469,704.71

To the knowledge of the Trust, as of June 17, 2022, the Board Members and officers of the Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolios.

As of June 17, 2022, the persons listed in Appendix B owned of record 5% or more of the shares of the Portfolios indicated in Appendix B.

Holders Communications to the Boards

Holders may mail written communications to each Portfolio’s Board, addressed to the care of the Secretary of the Portfolio, at the address of the Portfolio. Each Holder communication must (i) be in writing and be signed by the Holder, and (ii) identify the full name of the Portfolio. The Secretary is responsible for collecting, reviewing and organizing all properly submitted Shareholder communications. Except as provided below, with respect to each properly submitted Holder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a Holder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Portfolio or its operations, management, activities, policies, service providers, Board, officers, Holders or other matters relating to an investment in a Portfolio, or (ii) is ministerial in nature (such as a request for Portfolio literature, share data or financial information).

Holders Sharing the Same Address

As permitted by law, each Portfolio will deliver only one copy of this Joint Proxy Statement to Holders residing at the same address, unless such Holders have notified a Portfolio of their desire to receive multiple copies of the Holder reports and proxy statements the Portfolio sends. If you would like to receive an additional copy, please contact your Portfolio by writing to the address shown on the front page of this Joint Proxy Statement or by calling 1-888-823-1460. The Portfolio will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any Holder residing at an address to which only one copy was mailed. Holders wishing to receive separate copies of each Portfolio’s Holder reports and proxy statements in the future, and Holders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Holder Proposals

The Portfolios are not required to and do not intend to hold regular annual meetings of Holders. Holders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

Proposals relating to Portfolios must be received a reasonable time prior to the date of a meeting of shareholders of a Portfolio to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments.

Fiscal Year

The fiscal year end of Transamerica JPMorgan Core Bond VP and Transamerica PIMCO Total Return Bond VP is December 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meetings. However, if other matters are properly presented to a Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Portfolio.

A list of Holders entitled to be present and to vote at the Special Meetings will be available at the offices of the Portfolios, 1801 California Street, Suite 5200, Denver, CO 80202 for inspection by any Holder during regular business hours beginning ten days prior to the date of the Special Meetings.

Adjournment

Failure of a quorum to be present at a Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of a Special Meeting if a quorum is present but sufficient votes have not been received to approve a proposal, or for any other reason consistent with applicable law and the Trust’s Declaration of Trust, Charter and By-Laws, including to allow for the further solicitation of proxies. Under the Trust’s By-Laws, in the absence of a quorum, a Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Special Meeting of Holders prior to adjournment.

Information about the Portfolios

Each of the Portfolios is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information have been filed by the Portfolios and may be obtained upon payment of a duplication fee or by electronic request at the following e-mail address, publicinfo@sec.gov. Reports and other information about the Portfolios are also available on the SEC’s Internet site at http://www.sec.gov. To obtain a copy of this Joint Proxy Statement or other information about the Portfolios, without charge, or to request other information or make other inquiries about the Portfolios, call 1-800-851-9777 or write to the Trust, 1801 California Street, Suite 5200, Denver, CO 80202, or visit the website at www.transamericaseriestrust.com.

Please submit your voting instructions promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly provide voting instructions by telephone or by the Internet.

By Order of the Boards,

/s/ Dennis P. Gallagher
Dennis P. Gallaher
Chief Legal Officer and Secretary

[August 2, 2022]

Appendix A

TRANSAMERICA SERIES TRUST

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

AEGON USA INVESTMENT MANAGEMENT, LLC

THIS AMENDMENT is made as of November 1, 2022, to the Sub-Advisory Agreement dated as of March 22, 2011, as amended, (the “Agreement”) between Transamerica Asset Management, Inc. and Aegon USA Investment Management, LLC.

In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A. Schedule A to the Agreement is hereby deleted entirely and replaced as follows:

PORTFOLIOS	SUB-ADVISER COMPENSATION[1]

[Transamerica Aegon Bond VP] (formerly known as Transamerica PIMCO Total Return VP)	0.12% of the first $250 million; 0.10% over $250 million up to $500 million; 0.08% over $500 million up to $1 billion; 0.075% over $1 billion[2]

Transamerica Aegon High Yield Bond VP	0.35% of the first $20 million; 0.24% over $20 million up to $40 million; 0.19% over $40 million up to $125 million; and 0.14% over $125 million[3]

[Transamerica Aegon Intermediate Bond VP] (formerly known as Transamerica JPMorgan Core Bond VP)	0.12% of the first $1 billion; and 0.05% over $1 billion [4]

Transamerica Aegon U.S. Government Securities VP	0.15% of average daily net assets

Transamerica Multi-Managed Balanced VP	0.12% of the first $1 billion; and 0.05% over $1 billion[4]

[1]	As a percentage of average daily net assets on an annual basis.
[2]	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Bond and Transamerica Aegon Bond VP.
[3]	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica High Yield Bond and Transamerica High Yield ESG.
[4]

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Intermediate Bond, Transamerica Aegon Intermediate Bond VP, the portion of assets of Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP, and Transamerica Balanced II that are sub-advised by Aegon USA Investment Management LLC (“AUIM”) and the portion of assets of Balanced Ret Opt and Bond Ret Opt, each separately managed accounts of Transamerica Life Insurance Company that are advised by AUIM.

In all other respects, the Agreement dated as of March 22, 2011, as amended, is confirmed, and remains in full force and effect.

[signature page follows]

The parties hereto have caused this amendment to be executed as of November 1, 2022.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President
AEGON USA INVESTMENT MANAGEMENT, LLC

By:	/s/ Dustin Boxa
Name:	Dustin Boxa
Title:	Treasurer

TRANSAMERICA SERIES TRUST

PORTFOLIOS	SUB-ADVISER COMPENSATION[1]
Transamerica Aegon High Yield Bond VP	0.35% of the first $20 million; 0.25% over $20 million up to $40 million; 0.20% over $40 million up to $125 million; and 0.15% over $125 million[2]
Transamerica Aegon Government Money Market VP	0.05% of the first $1 billion; 0.04% over $1 billion up to $3 billion; and 0.03% over $3 billion[3]
Transamerica Aegon U.S. Government Securities VP	0.15% of average daily net assets
Transamerica Multi-Managed Balanced VP	0.12% of the first $1 billion; and 0.05% over $1 billion[4]
Transamerica Multi-Manager Alternative Strategies VP	0.20% of the first $500 million; 0.19% over $500 million up to $600 million; 0.18% over $600 million up to $1 billion; 0.17% over $1 billion up to $2 billion; and 0.16% over $2 billion[5]

3 The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Government Money Market and Transamerica Partners Government Money Market Portfolio.

5 The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Multi-Manager Alternative Strategies Portfolio.

[signature page follows]

TRANSAMERICA SERIES TRUST

PORTFOLIOS	SUB-ADVISER COMPENSATION[1]
Transamerica Aegon High Yield Bond VP	0.35% of the first $20 million; 0.25% over $20 million up to $40 million; 0.20% over $40 million up to $125 million; and 0.15% over $125 million[2]
Transamerica Aegon Government Money Market VP	0.05% of the first $1 billion; 0.04% over $1 billion up to $3 billion; and 0.03% over $3 billion[3]
Transamerica Aegon U.S. Government Securities VP	0.15% of average daily net assets
Transamerica Asset Allocation – Conservative VP	0.08% of the first $10 billion; and 0.075% over $10 billion[4]
Transamerica Asset Allocation – Growth VP	0.08% of the first $10 billion; and 0.075% over $10 billion[4]
Transamerica Asset Allocation – Moderate Growth VP	0.08% of the first $10 billion; and 0.075% over $10 billion[4]
Transamerica Asset Allocation – Moderate VP	0.08% of the first $10 billion; and 0.075% over $10 billion[4]
Transamerica International Moderate Growth VP	0.08% of the first $10 billion; and 0.075% over $10 billion[4]
Transamerica Multi-Managed Balanced VP	0.12% of the first $1 billion; and 0.05% over $1 billion[5]
Transamerica Multi-Manager Alternative Strategies VP	0.20% of the first $500 million; 0.19% over $500 million up to $600 million; 0.18% over $600 million up to $1 billion; 0.17% over $1 billion up to $2 billion; and 0.16% over $2 billion[6]

3 The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Government Money Market and Transamerica Partners Government Money Market Portfolio.

AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT BETWEEN TRANSAMERICA ASSET MANAGEMENT, INC. AND AEGON USA INVESTMENT MANAGEMENT, LLC

THIS AMENDMENT is made as of October 1, 2015 (the "Amendment"), to the Investment Subadvisory Agreements dated as of March 22, 2011, August 18, 2011, and March 1, 2013, as amended from time to time (the "Agreement"), between Transamerica Asset Management, Inc. ("TAM") and Aegon USA Investment Management, LLC (the "Subadviser"), pursuant to which TAM has engaged the Subadviser to provide certain advisory services to the fund(s) and/or portfolio(s) listed on Schedule A to this Amendment (each, a "Fund"), each Fund a separate series of the Transamerica trust listed on Schedule A to this Amendment (each, a "Trust"). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

The following sections are hereby added to the Agreement:

Registration Statement Disclosures.

The Subadviser represents, warrants and agrees that it has reviewed, and shall hereafter review, such portions of the Trust's current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, collectively, the "Registration Statement") that describe Subadviser's management of, or services to, the Fund, including the investment objective, principal strategy, process and principal risks for the Fund ("Covered Content"). TAM agrees to provide Subadviser with reasonable notice and opportunity to review and approve Covered Content prior to its filing with the SEC and/or as a result of comments from the SEC. Subadviser agrees to review future amendments or supplements to the Registration Statement that relate to Covered Content, filed with the SEC (or which will be filed with the SEC in the future). Subadviser represents and warrants that, solely with respect to the Covered Content that has been expressly reviewed and approved by Subadviser, as of the date of this Agreement, and as of the date of Subadviser's approval of any future amendments or supplements to the Covered Content, that the Covered Content does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading pursuant to federal securities laws. The foregoing representation and warranty shall at all times be deemed to be qualified by any disclosures, comments or alterations made in writing by Subadviser to TAM in respect of Covered Content. For the avoidance of doubt, if TAM has not fully incorporated any such qualifications by Subadviser in the then current Registration Statement either verbatim, or with such modifications as TAM and Subadviser have agreed to in writing, then the representation and warranty herein shall be deemed to be qualified by such written disclosures to TAM by Subadviser.

The Subadviser further agrees to notify TAM promptly of any publicly-available, material statement respecting or relating to the Subadviser contained in the Covered Content that becomes untrue in any material respect or if the Covered Content omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading in accordance with

TRANSAMERICA SERIES TRUST

PORTFOLIOS	SUB-ADVISER COMPENSATION[1]
Transamerica Aegon High Yield Bond VP	0.35% of the first $20 million; 0.25% over $20 million up to $40 million; 0.20% over $40 million up to $125 million; and 0.15% over $125 million[2]
Transamerica Aegon Money Market VP	0.15% of average daily net assets
Transamerica Aegon U.S. Government Securities VP	0.15% of average daily net assets
Transamerica Asset Allocation – Conservative VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Asset Allocation – Growth VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Asset Allocation – Moderate Growth VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Asset Allocation – Moderate VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica International Moderate Growth VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Multi-Managed Balanced VP	0.12% of the first $1 billion; and 0.05% over $1 billion[4]
Transamerica Multi-Manager Alternative Strategies VP	0.20% of the first $500 million; 0.19% over $500 million up to $600 million; 0.18% over $600 million up to $1 billion; 0.17% over $1 billion up to $2 billion; and 0.16% over $2 billion[5]
Transamerica Voya Balanced Allocation VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Voya Conservative Allocation VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Voya Moderate Growth Allocation VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]

Transamerica Vanguard ETF Portfolio – Balanced VP	0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million
Transamerica Vanguard ETF Portfolio – Conservative VP	0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million
Transamerica Vanguard ETF Portfolio – Growth VP	0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million
Transamerica Voya Balanced Allocation VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Voya Conservative Allocation VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Voya Moderate Growth Allocation VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]

3 The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Asset Allocation Conservative VP, Transamerica Asset Allocation Growth VP, Transamerica Asset Allocation Moderate Growth VP, Transamerica Asset Allocation Moderate VP, Transamerica International Moderate Growth VP, Transamerica Voya Balanced Allocation VP, Transamerica Voya Conservative Allocation VP and Transamerica Voya Moderate Growth Allocation VP.

5 The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Multi-Manager Alternative Strategies Portfolio.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: Christopher A. Staples

Name: Christopher A. Staples

Title: Senior Vice President and Chief Investment Officer, Advisory Services

AEGON USA INVESTMENT MANAGEMENT, LLC

By: Stephanie Phelps

Name:

Title:

Stephanie M. Phelps

Sr. VP, Chief Financial Officer

TRANSAMERICA SERIES TRUST

PORTFOLIOS	SUB-ADVISER COMPENSATION[1]
Transamerica Aegon Active Asset Allocation-Conservative VP	0.15% of the first $50 million; 0.13% over $50 million up to $250 million; and 0.11% in excess of $250 million
Transamerica Aegon Active Asset Allocation-Moderate VP	0.15% of the first $50 million; 0.13% over $50 million up to $250 million; and 0.11% in excess of $250 million
Transamerica Aegon Active Asset Allocation-Moderate Growth VP	0.15% of the first $50 million; 0.13% over $50 million up to $250 million; and 0.11% in excess of $250 million
Transamerica Aegon High Yield Bond VP	0.35% of the first $20 million; 0.25% over $20 million up to $40 million; 0.20% over $40 million up to $125 million; and 0.15% over $125 million[2]
Transamerica Aegon Money Market VP	0.15% of average daily net assets
Transamerica Aegon U.S. Government Securities VP	0.15% of average daily net assets
Transamerica Asset Allocation – Conservative VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Asset Allocation – Growth VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Asset Allocation – Moderate Growth VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Asset Allocation – Moderate VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica International Moderate Growth VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Multi-Managed Balanced VP	0.12% of the first $1 billion; and 0.05% over $1 billion[4]
Transamerica Multi-Manager Alternative Strategies VP	0.20% of the first $500 million; 0.19% over $500 million up to $600 million; 0.18% over $600 million up to $1 billion; 0.17% over $1 billion up to $2 billion; and 0.16% over $2 billion[5]

Transamerica Vanguard ETF Portfolio – Aggressive Growth VP	0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million
Transamerica Vanguard ETF Portfolio – Balanced VP	0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million
Transamerica Vanguard ETF Portfolio – Conservative VP	0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million
Transamerica Vanguard ETF Portfolio – Growth VP	0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million
Transamerica Voya Balanced Allocation VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Voya Conservative Allocation VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Voya Moderate Growth Allocation VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]

3 The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Asset Allocation Conservative VP, Transamerica Asset Allocation Growth VP, Transamerica Asset Allocation Moderate Growth VP, Transamerica Asset Allocation Moderate VP, Transamerica International Moderate Growth VP, Transamerica Voya Balanced Allocation VP, Transamerica Voya Conservative Allocation VP and Transamerica Voya Moderate Growth Allocation VP.

5 The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Multi-Manager Alternative Strategies Portfolio.

The parties hereto have caused this amendment to be executed as of August 1, 2014.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: Ranjit Bhatia
Name: Ranjit Bhatia
Title: Vice President

AEGON USA INVESTMENT MANAGEMENT, LLC

By: Stephanie Phelps
Name: Stephanie Phelps
Title: Sr VP + CFO

TRANSAMERICA SERIES TRUST

PORTFOLIOS	SUB-ADVISER COMPENSATION[1]
Transamerica Aegon Active Asset Allocation-Conservative VP	0.15% of the first $50 million; 0.13% over $50 million up to $250 million; and 0.11% in excess of $250 million
Transamerica Aegon Active Asset Allocation-Moderate VP	0.15% of the first $50 million; 0.13% over $50 million up to $250 million; and 0.11% in excess of $250 million
Transamerica Aegon Active Asset Allocation-Moderate Growth VP	0.15% of the first $50 million; 0.13% over $50 million up to $250 million; and 0.11% in excess of $250 million
Transamerica Aegon High Yield Bond VP	0.35% of the first $20 million; 0.25% over $20 million up to $40 million; 0.20% over $40 million up to $125 million; and 0.15% over $125 million[2]
Transamerica Aegon Money Market VP	0.15% of average daily net assets
Transamerica Aegon U.S. Government Securities VP	0.15% of average daily net assets
Transamerica Asset Allocation – Conservative VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Asset Allocation – Growth VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Asset Allocation – Moderate Growth VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Asset Allocation – Moderate VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica International Moderate Growth VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Multi-Managed Balanced VP	0.12% of the first $1 billion; and 0.05% over $1 billion[4]
Transamerica Multi-Manager Alternative Strategies VP	0.20% of the first $500 million; 0.19% over $500 million up to $600 million; 0.18% over $600 million up to $1 billion; 0.17% over $1 billion up to $2 billion; and 0.16% over $2 billion[5]

Transamerica Vanguard ETF Portfolio – Aggressive Growth VP	0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million
Transamerica Vanguard ETF Portfolio – Balanced VP	0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million
Transamerica Vanguard ETF Portfolio – Conservative VP	0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million
Transamerica Vanguard ETF Portfolio – Growth VP	0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million
Transamerica Voya Balanced Allocation VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Voya Conservative Allocation VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Voya Moderate Growth Allocation VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]

3 The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Asset Allocation Conservative VP, Transamerica Asset Allocation Growth VP, Transamerica Asset Allocation Moderate Growth VP, Transamerica Asset Allocation Moderate VP, Transamerica International Moderate Growth VP, Transamerica Voya Balanced Allocation VP, Transamerica Voya Conservative Allocation VP and Transamerica Voya Moderate Growth Allocation VP.

4 The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Intermediate Bond, Transamerica Multi-Managed Balanced, Transamerica Partners Balanced Portfolio and Transamerica Partners Core Bond Portfolio.

5 The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Multi-Manager Alternative Strategies Portfolio.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: Christopher A. Staples

Name: Christopher A. Staples

Title: Senior Vice President, Chief Investment Officer, Advisory Services

AEGON USA INVESTMENT MANAGEMENT, LLC

By: Stephanie M. Phelps

Name: Stephanie M. Phelps

Title: Senior Vice President and Chief Financial Officer

Transamerica Vanguard ETF Portfolio – Aggressive Growth VP	0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million
Transamerica Vanguard ETF Portfolio – Balanced VP	0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million
Transamerica Vanguard ETF Portfolio – Conservative VP	0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million
Transamerica Vanguard ETF Portfolio – Growth VP	0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million
Transamerica Voya Balanced Allocation VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Voya Conservative Allocation VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]
Transamerica Voya Moderate Growth Allocation VP	0.08% of the first $10 billion; and 0.075% over $10 billion[3]

3 The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Asset Allocation Conservative VP, Transamerica Asset Allocation Growth VP, Transamerica Asset Allocation Moderate Growth VP, Transamerica Asset Allocation Moderate VP, Transamerica International Moderate Growth VP, Transamerica Voya Balanced Allocation VP, Transamerica Voya Conservative Allocation VP and Transamerica Voya Moderate Growth Allocation VP.

4 The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Intermediate Bond, Transamerica Multi-Managed Balanced, Transamerica Partners Balanced Portfolio and Transamerica Partners Core Bond Portfolio.

The parties hereto have caused this amendment to be executed as of May 1, 2014.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: *Christopher A. Staples*
Name: Christopher A. Staples
Title: Senior Vice President, Chief Investment Officer, Advisory Services

AEGON USA INVESTMENT MANAGEMENT, LLC

By: *Stephanie M Phipps*
Name:
Title:

INVESTMENT SUB-ADVISORY AGREEMENT

AEGON USA Investment Management, LLC

This Agreement, entered into as of March 22, 2011 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as "TAM") and AEGON USA Investment Management, LLC, an Iowa limited liability company (referred to herein as the "Sub-adviser").

TAM is the investment adviser to Transamerica Series Trust (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the "1940 Act"). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the "Portfolio"). The Sub-adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. **Appointment**. In accordance with the Investment Advisory Agreement between the Trust and TAM (the "Advisory Agreement"), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. **Sub-advisory Services**. In its capacity as sub-adviser to the Portfolio, the Sub-adviser shall have the following responsibilities:

(a) Subject to the supervision of the Trust's Board of Trustees (the "Board") and TAM, the Sub-adviser shall regularly provide the Portfolio with respect to such portion of the Portfolio's assets as shall be allocated to the Sub-adviser by TAM from time to time (the "Allocated Assets") with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Portfolio's investment objectives, policies and restrictions, as stated in the Portfolio's current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Sub-adviser. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Portfolio and what portion of the Allocated Assets will be held in the various securities and other investments in which the Portfolio invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Portfolio's behalf as the Sub-adviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Sub-adviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust's Declaration of Trust and By-Laws (collectively, the "Governing Documents"), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC"), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Portfolio referred to above, any written instructions and directions of the Board or TAM provided to the Sub-adviser from time to time, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The Sub-adviser's responsibility for providing investment research, advice, management and supervision to the Portfolio is limited to that discrete portion of the Portfolio represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other Sub-adviser for a portion of the Portfolio's assets concerning Portfolio transactions in securities or other assets. The Sub-adviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Portfolio as to deliveries of securities and other investments and payments of cash for the account of the Portfolio. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Portfolio in one or more investment companies.

(b) The Sub-adviser will place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) to the Portfolio and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser's authority regarding the execution of the Portfolio's portfolio transactions provided herein.

(c) The Portfolio hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Portfolio which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Portfolio hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Portfolio, as principals or agents in making purchases

3. **Activities of the Sub-adviser**. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Portfolio and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser's policies and procedures as presented to the Board from time to time.

4. **Allocation of Charges and Expenses**. During the term of this Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Portfolio and the offering of its shares. Without limiting the generality of the foregoing:

(a) The Portfolio shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Portfolio's portfolio securities; (iii) expenses of organizing the Portfolio; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Portfolio's shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust's non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Portfolio, including costs for local representation in the Trust's jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders' meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Portfolio.

(b) TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

(c) The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Sub-adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party's obligation to provide information shall be as follows:

(a) TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Portfolio, its fund's available, or to become available, for investment, and generally as to the condition of the Portfolio's affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Portfolio's affairs as the Sub-adviser may from time to time reasonably request.

(b) The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-adviser relating to the services provided by the Sub-adviser hereunder, including such information the Portfolio's Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to the Portfolio, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Portfolio's name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Portfolio or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Portfolio, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Portfolio's then-current Prospectus or as may be determined by the Board.

7. **Compensation of Trustees, Officers and Employees.** No Trustee, officer or employee of the Trust or the Portfolio shall receive from the Trust or the Portfolio any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Sub-adviser or any affiliated company of the Sub-adviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Sub-adviser's or any affiliated company's staff.

8. **Term**. This Agreement shall remain in effect with respect to each Portfolio until the expiration of the time period provided by Rule 15a-4 under the 1940 Act unless sooner approved by a vote of a majority of the Portfolio's outstanding voting securities. If approved by a vote of a majority of the Portfolio's outstanding voting securities, the Agreement shall continue in effect for two years from the date of its execution. The Agreement shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of the Portfolio.

9. **Termination**. This Agreement may be terminated with respect to the Portfolio at any time, without penalty, by the Board or by the shareholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Sub-adviser, without the payment of any penalty. The Sub-adviser may terminate the Agreements only upon giving 90 days' advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Portfolios without affecting the other Portfolios hereunder.

10. **Use of Name**. If this Agreement is terminated with respect to the Portfolio and the Sub-adviser no longer serves as sub-adviser to the Portfolio, the Sub-adviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Portfolio or any name misleadingly implying a continuing relationship between the Portfolio and the Sub-adviser or any of its affiliates.

11. Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. The Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Portfolio to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the "Sub-adviser" shall include any affiliates of the Sub-adviser performing services for the Trust or the Portfolio contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

12. Meanings of Certain Terms. For the purposes of this Agreement, the Portfolio's "net assets" shall be determined as provided in the Portfolio's then-current Prospectus and Statement of Additional Information and the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Portfolio, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Portfolio until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Portfolio. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

14. Books and Records. The Sub-adviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that any records that it maintains for the Portfolio are the property of the Portfolio, and further agrees to surrender promptly to the Portfolio any of such records upon the Portfolio's request. The Sub-adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

Appendix B

5% and 25% Interest Ownership

To the knowledge of the Trust, as of June 17, 2022, the following persons owned beneficially or of record 5% or more of a class of outstanding shares of each Portfolio indicated:

Name & Address	Portfolio Name	Class	Percent
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Core Bond VP	Initial	53.17%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Core Bond VP	Initial	23.53%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Core Bond VP	Initial	20.62%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Core Bond VP	Service	84.32%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Core Bond VP	Service	12.88%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica PIMCO Total Return VP	Initial	37.71%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica PIMCO Total Return VP	Initial	27.74%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Total Return VP	Initial	13.66%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica PIMCO Total Return VP	Initial	8.32%

B-1

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Total Return VP	Service	88.67%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Total Return VP	Service	9.49%

Any Holder who holds beneficially 25% or more of a Portfolio may be deemed to control the Portfolio until such time as such investor holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any Holder controlling a Portfolio may be able to determine the outcome of issues that are submitted to Holder for vote and may be able to take action regarding the Portfolio without the consent or approval of other Holders.

To the knowledge of the Trust, as of June 17, 2022, the following persons held beneficially 25% or more of the outstanding shares of each Portfolio indicated:

Name & Address	Portfolio Name	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Core Bond VP	21,097,694.678	59.98%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Total Return VP	56,277,110.376	36.41%

B-2

PROXY TABULATOR, PO BOX 8035 CARY, NC 27512	YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
INTERNET Go To: www.proxypush.com/TST or scan the QR code below. • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote

PHONE Call 1-866-647-3071 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple instructions to record your vote
• LIVE AGENT Call 1-888-823-1460 • Speak to a live agent and vote on a recorded line
MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided
VOTE AT THE VIRTUAL MEETING You can register to attend the virtual Special Meeting at register.proxypush.com/TST
PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916

Please fold here—Do not separate

Transamerica Series Trust

SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 5, 2022

Special Meeting to be held virtually - please visit

www.proxypush.com/TST for more details.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TRANSAMERICA SERIES TRUST

The undersigned, hereby appoints Marijn P. Smit and Dennis P. Gallagher, and each of them, as attorneys and proxies for the undersigned, each with full power of substitution to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at www.proxypush.com/TST on October 5, 2022 at 10:00 a.m., Mountain Time, for Transamerica JPMorgan Core Bond VP and 11:00 a.m., Mountain Time, for Transamerica PIMCO Total Return VP and any adjournments or postponements thereof. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

This proxy will be voted as instructed. Proxies received on which no vote is indicated will be voted “FOR” the approval of the proposal. The persons named as proxies are authorized in their discretion to vote upon such other matters as may properly come before the Special Meeting.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD BELOW, MARK ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Additional Signature (if held jointly)
Scan code for mobile voting
Date

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE	PXY-TST-v3

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for

the Special Meeting of Shareholders to be Held Virtually on

October 5, 2022.

The Proxy Statement for this Special Meeting is available at:

www.proxypush.com/TST

PLEASE VOTE YOUR PROXY TODAY!

1.

To approve a new sub-advisory agreement for Transamerica JPMorgan Core Bond VP. Holders of the Portfolio are being asked to approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of Transamerica Asset Management Inc. (“TAM”)

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Policy 1	☐	☐	☐	Policy 2	☐	☐	☐

2.	To approve a new sub-advisory agreement for Transamerica PIMCO Total Return VP. Holders of the Portfolio are being asked to approve a new sub-advisory agreement with AUIM

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Policy 1	☐	☐	☐	Policy 2	☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE

PXY-TST-v3